UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

HAWKEYE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56332	83-0799093
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6605 Abercorn, Suite 204 Savannah, Georgia	31405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 388-6720

Registrant’s fax number, including area code: (912) 388-6720

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N./A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 1, 2023, Hawkeye Systems, Inc. (the “Company”) entered into a consulting agreement with Corby Marshall, the Company’s President, Secretary, Chief Executive Officer and Chairman of the Board of Director, to restructure the compensation received by Mr. Marshall from the Company (the “Marshall Consulting Agreement”). Pursuant to the terms of the Marshall Consulting Agreement, Mr. Marshall shall receive $500.00 for his services rendered to the Company starting from December 1, 2023, and thereafter. Likewise, on December 1, 2023, the Company entered into a consulting agreement with Christopher Mulgrew, the Company’s Chief Financial Officer, Treasurer and a member of the Company’s Board of Directors, to restructure the compensation received by Mr. Mulgrew from the Company (the “Mulgrew Consulting Agreement”). Pursuant to the terms of the Mulgrew Consulting Agreement, Mr. Mulgrew shall receive a monthly fee of $3,500.00 from the Company for services rendered to the Company starting from December 1, 2023, and thereafter.

On December 1, 2023, the Board of Directors of the Company, approved to issue restricted shares of the Company’s Common Stock to the Company’s Chief Executive Officer and Chief Financial Officer (the “Share Issuance”). The Share Issuance was adopted and approved by the Board of Directors, by means of a unanimous written consent, to settle debts for past due compensation owed to the Company’s Chief Executive Officer and Chief Financial Officer, for services rendered before December 1, 2023.

The Company’s Chief Executive Officer was issued a total of 2,345,175 restricted shares of Common Stock of the Corporation to settle $375,228.01 in past due compensation; and the Company’s Chief Financial Officer was issued a total of 764,375 restricted shares of Common Stock of the Corporation to settle $122,300 in past due compensation.

All of the shares issued pursuant to the Share Issuance were issued at the trading price of the Company’s Common Stock as of December 1, 2023, equivalent to $0.16 per share.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKEYE SYSTEMS, INC.

Date: January 2, 2023	By:	/s/ Corby Marshall
	Name:	Corby Marshall
	Title:	Chief Executive Officer

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